                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 2004

                           NCT Funding Company, L.L.C.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

        000-30501                                          22-3634034
-----------------------                        --------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (973) 740-5000

                                       N/A

         (Former name or former address, if changed since last report.)



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Item 5. Other Events.

          NCT Funding Company, L.L.C. (the "Trust Depositor") registered the issuance of receivable-backed notes pursuant to Rule 415 under the Securities Act of 1933, as amended by a Registration Statement on Form S-3 (Registration File No. 333-53688) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Trust Depositor caused CIT Equipment Collateral 2004-EF1 to issue on June 24, 2004, $141,000,000 aggregate principal amount of Class A-1 1.63% Receivable-Backed Notes, $90,000,000 aggregate principal amount of Class A-2 2.57% Receivable-Backed Notes, $172,276,000 aggregate principal amount of Class A-3 3.50% Receivable-Backed Notes, $16,992,000 aggregate principal amount of Class B 2.99% Receivable-Backed Notes, $16,992,000 aggregate principal amount of Class C 4.14% Receivable-Backed Notes and $15,859,654 aggregate principal amount of Class D 4.68% Receivable-Backed Notes (the "Notes").

          The Notes have the benefit of certain funds deposited in a reserve account established pursuant to a Pooling and Servicing Agreement annexed hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement").

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

Exhibit No.   Description
-----------   -----------
    1.1       Underwriting Agreement among NCT Funding Company, L.L.C., CIT
              Financial USA, Inc. and Citigroup Global Markets, Inc. and Credit
              Suisse First Boston LLC, each on behalf of itself and as
              representative of the several underwriters, dated June 15, 2004.

    4.1       Amended and Restated Trust Agreement between NCT Funding Company,
              L.L.C. as Trust Depositor and Deutsche Bank Trust Company Delaware as Owner Trustee, dated as of May 1, 2004.

    4.2       Pooling and Servicing Agreement among CIT Equipment Collateral
              2004-EF1 as Issuer, NCT Funding Company, L.L.C. as Depositor, CIT
              Financial USA, Inc. in its individual capacity and The CIT
              Group/Equipment Financing, Inc. as Servicer, dated as of May 1,
              2004.

    10.1 Administration Agreement among CIT Equipment Collateral 2004-EF1 as Issuer, The CIT Group/Equipment Financing, Inc., as
              Administrator, NCT Funding Company, L.L.C. as Trust Depositor, and JPMorgan Chase Bank as Indenture Trustee, dated as of May 1,
              2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NCT Funding Company, L.L.C.


                                        By: /s/ Usama Ashraf
                                            ------------------------------------
                                            Name: Usama Ashraf
                                            Title: Vice President

Dated: July 2, 2004







                          STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.............................. 'SS'